Filed pursuant to Rule 497(e)
Securities Act File No. 333-196273
Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF Dividend Income Fund (UDI)

Supplement dated October 9, 2026 to the

Prospectus and Statement of Additional Information,

each dated October 30, 2025, as supplemented May 1, 2026

Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information of USCF Dividend Income Fund (the “Fund”), a series of USCF ETF Trust (the “Trust”), and should be read in conjunction with the Prospectus and Statement of Additional Information of the Fund.

On October 9, 2026, the Board of Trustees of the Trust approved the liquidation and closure of the Fund. Accordingly, at the close of business on or about December 3, 2026, the Fund will no longer accept creation orders. Trading on the NYSE Arca, Inc. will cease prior to market open on December 4, 2026. The Fund will cease operations, liquidate its assets, and distribute proceeds to shareholders of record on or about December 11, 2026 (the “Liquidation Date”).

Shareholders of record of the Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date, which will include any capital gains and dividends as of that date. Prior to the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio and will therefore increase its holdings in cash, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of the Fund may sell their holdings on the NYSE Arca, Inc. prior to December 4, 2026. Customary brokerage charges may apply to such transactions. Beginning on December 4, 2026 the Fund’s shares will not be traded on NYSE Arca, Inc. and there will be no secondary market for the shares of the Fund.

On the Liquidation Date, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, shareholders generally will recognize a capital gain or loss on the redemptions. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

For additional information regarding the liquidation, shareholders of the Fund may call 1-800-920-0259.

Please retain this supplement for future reference.